                                                                      EXHIBIT 21

                             CENTRAL PARKING CORPORATION & SUBSIDIARIES
                             ENTITY LIST

           STATE/COUNTRY
         OF INCORPORATION                      COMPANY NAME

1               AL           CENTRAL PARKING SYSTEM OF ALABAMA, INC.
2               AR           CENTRAL PARKING SYSTEM OF ARKANSAS, INC.
3               AZ           UNIVERSAL PARKING, INC. (AZ)
4               CA           UNIVERSAL PARKING, INC. - CA
5               DC           CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
6               DE           ALLRIGHT CORPORATION
7               DE           ALLRIGHT PARKING MANAGEMENT, INC.
8               DE           APARKCO FINANCE, INC.
9               DE           APARKCO, INC.
10              DE           CENTRAL PARKING FINANCE TRUST
11              DE           CPS FINANCE, INC.
12              DE           KINNEY PARKING, INC.
13              DE           KINNEY SYSTEM, INC.
14              IN           CENTRAL PARKING SYSTEM OF INDIANA, INC.
15              IN           SPRINGFIELD DOWNTOWN PARKING, INC.
16              MI           NATIONAL GARAGES, INCORPORATED
17              MO           ALLRIGHT CARPARK, INC.
18              NE           CENTRAL PARKING SYSTEM OF NEBRASKA, INC.
19              NJ           CENTRAL PARKING SYSTEM OF  NEW JERSEY, INC
20              NV           CENTRAL PARKING SYSTEM OF NEVADA, INC.
21              NV           UNIVERSAL PARK HOLDING, INC.
22              NY           ALLRIGHT NEW YORK PARKING, INC.
23              NY           BLACK ANGUS, LLC
24              NY           KINNEY - 9TH STREET, INC.
25              NY           KINNEY - CIVIC CENTER, INC.
26              NY           KINNEY OF BROOKLYN, INC.
27              NY           KINNEY PARKING OF THE BRONX, INC.
28              NY           KINNEY PARKING SYSTEM, INC.
29              NY           KINNEY SYSTEM MANAGEMENT, INC.
30              NY           KINNEY WEST 83RD ST., INC.
31              NY           SLATE PARKING CORP.
32              NY           STOP - PARK GARAGE CORP.
33              TN           CENTRAL PARKING SYSTEM - AIRPORT SERVICES, INC.
34              TN           CENTRAL PARKING SYSTEM OF ASIA, INC.
35              TN           CENTRAL PARKING SYSTEM OF CONNECTICUT, INC.
36              TN           CENTRAL PARKING SYSTEM OF FLORIDA, INC.
37              TN           CENTRAL PARKING SYSTEM OF GEORGIA, INC.
38              TN           CENTRAL PARKING SYSTEM OF KENTUCKY, INC.
39              TN           CENTRAL PARKING SYSTEM OF LOUISIANA, INC.
40              TN           CENTRAL PARKING SYSTEM OF MARYLAND, INC.
41              TN           CENTRAL PARKING SYSTEM OF MISSISSIPPI, INC.
42              TN           CENTRAL PARKING SYSTEM OF MISSOURI, INC.
43              TN           CENTRAL PARKING SYSTEM OF NEW YORK, INC.
44              TN           CENTRAL PARKING SYSTEM OF NORTH CAROLINA, INC.
45              TN           CENTRAL PARKING SYSTEM OF OHIO, INC.
46              TN           CENTRAL PARKING SYSTEM OF OKLAHOMA, INC.
47              TN           CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC.
48              TN           CENTRAL PARKING SYSTEM OF PUERTO RICO, INC.
49              TN           CENTRAL PARKING SYSTEM OF RHODE ISLAND, INC.
50              TN           CENTRAL PARKING SYSTEM OF SOUTH CAROLINA, INC.
51              TN           CENTRAL PARKING SYSTEM OF TENNESSEE, INC.
52              TN           CENTRAL PARKING SYSTEM OF WASHINGTON, INC.
53              TN           CENTRAL PARKING SYSTEM OF WISCONSIN, INC.
54              TN           CENTRAL PARKING SYSTEM REALTY OF MISSOURI, INC
55              TN           CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC
56              TN           CENTRAL PARKING SYSTEM, INC
57              TN           CPC FINANCE OF TENNESSEE, INC.
58              TN           CPS OF THE NORTHEAST, INC
59              TN           DENVER BASEBALL STADIUM GARAGE





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60              TN           PARKING FACILITY SYSTEM, INC.
61              TN           USA PARKING SYSTEM, INC.
62              TN           USA TRANSPORTATION SERVICES, INC.
63              TX           CENTRAL PARKING SYSTEM OF TEXAS, INC.
64            BAHAMAS        USA PARKING SYSTEM OF THE BAHAMAS, INC.
65            BRAZIL         CENTRAL PARKING SYSTEM BRASIL, LIMITADA
66       BRITISH COLUMBIA    ALLRIGHT PARK VANCOUVER LTD.
67       BRITISH COLUMBIA    LEXIS SYSTEMS, INC.
68       BRITISH COLUMBIA    UNIVERSAL PARK HOLDINGS, INC.
69       BRITISH COLUMBIA    UNIVERSAL PARKING, INC.
70            CANADA         157166 CANADA, INC.
71            CANADA         811462 ONTARIO, INC.
72            CANADA         ALLRIGHT AUTO PARKS CANADA, LTD.
73            CANADA         IDEAL PARKING, INC.
74             CHILE         ESTACIONAMIENTOS CENTRAL PARKING SYSTEM CHILE LIMITADA
75             CHILE         INVERSIONES CENTRAL PARKING SYSTEM LIMITADA
76           COLOMBIA        CENTRAL PARKING SYSTEM COLOMBIA, LIMITADA
77        CZECH REPUBLIC     CENTRAL PARKING SYSTEM OF THE CZECH REPUBLIC, SRO
78            GERMANY        CENTRAL PARKING SYSTEM DEUTSCHLAND GMBH
79            GREECE         CENTRAL PARKING SYSTEM ATHENS S.A.
80            GREECE         CENTRAL PARKING SYSTEM HELLAS S.A.
81            HUNGARY        CENTRAL PARKING SYSTEM KFT
82            IRELAND        CENTRAL PARKING SYSTEM IRELAND LIMITED
83            IRELAND        CONTROL PLUS LIMITED
84            MEXICO         CENTRAL PARKING SYSTEM OF MEXICO, SA De CV
85            MEXICO         SERVICIOS CORPORATIVOS PARA ESTACIONAMIENTOS, SA De CV
86             PERU          CENTRAL PARKING SYSTEM OF PERU, S.A.
87            POLAND         CENTRAL PARKING SYSTEM POLAND LIMITED
88            POLAND         CENTRAL PARKING SYSTEM WROCLAW SP ZOO
89          PUERTO RICO      USA PARKING SYSTEM OF PUERTO RICO, INC.
90             SPAIN         CENTRAL PARKING SYSTEM ESPANA, S.A.
91             SPAIN         CENTRAL PARKING SYSTEM MADRID, S.A.
92              UK           CENTRAL PARKING SYSTEM OF THE U.K., LTD
93              UK           CENTRAL PARKING TRANSPORTATION MANAGEMENT LIMITED
94              UK           CONTROL PLUS PARKING SYSTEM OF UK, LTD.
95              UK           PARK AND FLY, LTD
96           VENEZUELA       CENTRAL PARKING SYSTEM OF VENEZUELA, S.A.




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